UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – May 21, 2014

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2014, Extended Stay America, Inc. (“Extended Stay”) held its 2014 Annual Meeting of Shareholders (the “Extended Stay Annual Meeting”). At the Extended Stay Annual Meeting, shareholders voted on the matters disclosed in Extended Stay’s Proxy Statement filed with the Securities and Exchange Commission on April 15, 2014 (the “Extended Stay Proxy Statement”). The final voting results for the matters submitted to a vote of shareholders were as follows:

Item 1 – Election of Directors

At the Extended Stay Annual Meeting, Extended Stay’s shareholders elected the persons listed below as directors to hold office until the 2015 annual meeting of shareholders or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes

Douglas G. Geoga	195,631,983	43,579	3,252,320

A.J. Agarwal	185,985,408	9,690,154	3,252,320

Michael A. Barr	185,985,208	9,690,354	3,252,320

James L. Donald	189,675,562	6,000,000	3,252,320

William A. Kussell	194,993,910	681,652	3,252,320

William D. Rahm	185,983,330	9,692,232	3,252,320

Richard F. Wallman	193,764,440	1,911,122	3,252,320

Item 2 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

Extended Stay’s shareholders ratified the appointment of Deloitte & Touche LLP as Extended Stay’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Votes For	Votes Against	Abstentions	Broker Non-Votes

198,915,149	10,647	2,086	—

Item 3 – Advisory Vote on Executive Compensation

Extended Stay’s shareholders approved, on an advisory basis, the compensation paid to Extended Stay’s named executive officers as disclosed in the Extended Stay Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes

195,651,619	22,705	1,238	3,252,320

Item 4 – Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

Extended Stay’s shareholders voted, on an advisory basis, to hold an advisory vote on executive compensation every three years by the following votes:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes

25,793,335	314,569	169,558,456	9,202	3,252,320

Extended Stay has considered these results and determined that Extended Stay will hold a non-binding advisory vote on executive compensation every three years.

On May 21, 2014, ESH Hospitality, Inc. (“ESH REIT”) held its 2014 Annual Meeting of Shareholders (the “ESH REIT Annual Meeting”). At the ESH REIT Annual Meeting, shareholders voted on the matters disclosed in ESH REIT’s Proxy Statement filed with the Securities and Exchange Commission on April 15, 2014 (the “ESH REIT Proxy Statement”). The final voting results for the matters submitted to a vote of shareholders were as follows:

Item 1 – Election of Directors

At the ESH REIT Annual Meeting, ESH REIT’s shareholders elected the persons listed below as directors to hold office until the 2015 annual meeting of shareholders or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes

Douglas G. Geoga	446,200,286	675,087	3,249,573

Christopher K. Daniello	428,625,975	18,249,398	3,249,573

Kevin W. Dinnie	428,625,975	18,249,398	3,249,573

Ty E. Wallach	428,625,975	18,249,398	3,249,573

Richard F. Wallman	444,964,138	1,911,235	3,249,573

Item 2 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

ESH REIT’s shareholders ratified the appointment of Deloitte & Touche LLP as ESH REIT’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Votes For	Votes Against	Abstentions	Broker Non-Votes
450,111,886	10,911	2,149	—

Item 3 – Advisory Vote on Executive Compensation

ESH REIT’s shareholders approved, on an advisory basis, the compensation paid to ESH REIT’s named executive officers as disclosed in the ESH REIT Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
446,109,697	764,841	835	3,249,573

Item 4 – Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

ESH REIT’s shareholders voted, on an advisory basis, to hold an advisory vote on executive compensation every three years by the following votes:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
26,453,054	275,913	420,138,017	8,389	3,249,573

ESH REIT has considered these results and determined that ESH REIT will hold a non-binding advisory vote on executive compensation every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: May 21, 2014	By:	/s/ Ross W. McCanless
Name: Ross W. McCanless Title: Chief Legal Officer and General Counsel

ESH HOSPITALITY, INC.

Date: May 21, 2014	By:	/s/ Ross W. McCanless
Name: Ross W. McCanless Title: Chief Legal Officer